Exhibit 99.1

The MicroCap Conference The Essex House October 2, 2018 DPW © 2018 DPW Holdings, Inc.

• This presentation and other written or oral statements made from time to time by representatives of DPW Holdings, Inc. (somet ime s referred to as “DPW”) contain “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward - looking statements reflect the current view about future events. Statements that are not historical in nature, suc h as forecasts for the industry in which we operate, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates, ” “ we believe,” “could be,” "future" or the negative of these terms and other words of similar meaning, are forward - looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our business, business strategy, expansion, growth, products and services we may offer in the f utu re and the timing of their development, sales and marketing strategy and capital outlook. Forward - looking statements are based on management’s current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward - looking statements. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10 - K for the fiscal year ended December 31, 2017 (the “2017 Annual Report”) and other information contained in subsequently filed current and periodic re ports, each of which is available on our website and on the Securities and Exchange Commission’s website (www.sec.gov). Any forward - looking statements are qualifi ed in their entirety by reference to the factors discussed in the 2017 Annual Report. Should one or more of these risks or uncertainties materialize (or in certai n cases fail to materialize), or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, exp ected, intended or planned. • Important factors that could cause actual results to differ materially from those in the forward looking statements include: a d ecline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the abilit y t o protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; r isk s in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions. • Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us t o p redict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward - looking statements to conform these statements to actual results. • All forecasts are provided by management in this presentation and are based on information available to us at this time and m ana gement expects that internal projections and expectations may change over time. In addition, the forecasts are entirely on management’s best estimate of our future financial performance given our current contracts, current backlog of opportunities and conversations with new and existing customers about our products. SAFE - HARBOR DISCLAIMER © 2018 DPW Holdings, Inc. 2 2

Investment Rationale © 2018 DPW Holdings, Inc. A Diversified Holding Company with Acquisition Growth Strategy Advanced technology, design and manufacturing businesses that support diverse industries, including Defense, Aerospace, Telecom, Medical, Cryptocurrency Mining, Hospitality, Textiles, and Lending Strong leadership teams across subsidiaries and major investments Consistently executing on key elements of strategic plan: • Acquiring undervalued assets and disruptive technologies with a global impact • Providing capital to fund innovation, manufacturing and market expansion • Increasing synergies among acquired businesses • Actively managing asset portfolio for opportunities to enter adjacent markets or to monetize existing assets for benefit of all shareholders 3

Keystone Subsidiaries © 2018 DPW Holdings, Inc. Keystone Investments 456 Lux Hotel, LP (OTC:AVLP) 4

Advanced Technology, Design and Manufacturing Long - Term Strategy Leverage advanced technology, design and manufacturing capabilities to increase sales to existing customers and attract new customers in adjacent markets © 2018 DPW Holdings, Inc. Power Solutions Group Commercial Defense & Medical Group 5

Advanced Technology, Design and Manufacturing © 2018 DPW Holdings, Inc. Recent Accomplishments • Completed acquisition of Enertec Systems 2001, Ltd. during Q2 2018 • Enertec secured $4.3 million order for advanced missile control system • Microphase secured $4.1 million, multi - year order for communications filters • Coolisys ’ order backlog totals over $74.4 million at August 20, 2018 • Secured $50 million purchase order from MTIX for manuf. of MLSE machines 6 Power Solutions Group Commercial Defense & Medical Group

• Proprietary eco - friendly material synthesis technology for natural & synthetic textiles • Significantly reduces or eliminates water and chemicals used to achieve key functionalities: • Fire - retardancy • Waterproof • Color & Moisture Retention • Anti - microbial • Stain - resistance • Unique licensing model based on volume of textiles treated • First machines being readied for placement with textile manufacturers © 2018 DPW Holdings, Inc. 7

Long - Term Strategy • Spin out Super Crypto Mining to DPW shareholders for benefit of all shareholders • Focus on manufacturing advanced power supplies and energy efficient miners for cryptocurrency mining industry © 2018 DPW Holdings, Inc. 8 Cryptocurrency Mining

© 2018 DPW Holdings, Inc. 9 • Proprietary ASIC miner • Developed in collaboration with Samsung • Introduced for sale September 1, 2018

• 1 Megawatt Hydroelectric Dam • 100% dedicated, low - cost, clean renewable energy for future co - located cryptocurrency mining farm • Anticipated to become operational Q4 2018 • Anticipate /KHW cost significantly lower than public grid • Supports goal of creating economically viable cryptocurrency mining farm. • Potential to expand Valatie Falls generation capacity and scale of mining farm • Prototype for potential future crypto sites • Collaboration between Coolisys power supply business, Super Crypto, Digital Power Lending, and Valatie Falls hydro team © 2018 DPW Holdings, Inc. Valatie Falls, NY 10

BTC Price Significantly Affects Mining Business © 2018 DPW Holdings, Inc. Crypto Mining Business Variables • >50% BTC price decline YTD has caused negative GM in company’s crypto mining business • Renewed expansion of mining platform dependent upon BTC market conditions • Capacity to rapidly expand mining platform to ~10,000 miners if/when price recovers • New Valatie Falls co - location prototype provides dedicated, low - cost, clean power 11 11

© 2018 DPW Holdings, Inc. Recent Accomplishments • Launched Midwest mining facility: relocated Calif. operations, reduced overhead and energy costs • Completed development of new AntEater ASIC miner; went on sale September 1, 2018 • Mined approximately $1 million in cryptocurrencies during 1H 2018 • Valatie Falls hydro dam to commence operation in Q4 2018 as power source for prototype mine 12 Cryptocurrency Mining

© 2018 DPW Holdings, Inc. [Note: Digital Power Lending is a subsidiary of Spyglass Hill Capital Lending Corp., which is a wholly owned subsidiary of DP W] 13 Main Street Meets Wall Street An online investment portal launching soon that facilitates the matching of investor capital with sophisticated investment opportunities identified and qualified by Digital Power Lending. Digital Power Lending, LLC is a California Finance Lender ( Lic . No. 60 DBO - 77905) that specializes in providing financing for consumers and small businesses. DPL is a referral - based business seeking unique opportunities to assist in the growth of dynamic companies with proven management and compelling, market - accepted products and services. Replace with image of MonthlyInterest.com home page

Financial Highlights – First Half 2018 Statement of Operations • Gross Revenue: $12.6 million, +266% compared to $3.5 million in 1H 2017 • Gross Margins: 18.3% compared to 40.1% in 1H 2017 • Net Loss: $13.1 million compared to $2.8 million in 1H 2017 • Non - Cash Charges: $8.5 million compared to $1.4 million in 2Q 2017 Balance Sheet • Total Assets: $53.4 million compared to $38.5 million at March 31, 2018 • Stockholders’ Equity: $31.5 million compared to $21.8 million at March 31, 2018. © 2018 DPW Holdings, Inc. 14

Full - Year 2018 Revenue Guidance (1) $34 million - $39 million* Compared to 2017 revenue of $10.0 million © 2018 DPW Holdings, Inc. *Estimated annualized gross revenue run - rate = approximately $40 million (1) As of August 20, 2018. Inclusion in this presentation is not intended to be, nor should it be construed as, reaffirmation or reiteration of guidance. 15

© 2018 DPW Holdings, Inc. 16 CREATING OPTIONALITY, ENHANCING VALUE • DISPOSITIONS • ACQUISITIONS • STRATEGIC GROWTH 456 Lux Hotel, LP (OTC:AVLP)

Investment Rationale © 2018 DPW Holdings, Inc. A Diversified Holding Company with Acquisition Growth Strategy Advanced technology, design and manufacturing businesses that support diverse industries, including Defense, Aerospace, Telecom, Medical, Cryptocurrency Mining, Hospitality, Textiles, and Lending Strong leadership teams across subsidiaries and major investments Consistently executing on key elements of strategic plan: • Acquiring undervalued assets and disruptive technologies with a global impact • Providing capital to fund innovation, manufacturing and market expansion • Increasing synergies among acquired businesses • Actively managing asset portfolio for opportunities to enter adjacent markets or to monetize existing assets for benefit of all shareholders 17

The MicroCap Conference October 2, 2018 DPW © 2018 DPW Holdings, Inc. 18